UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2005
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On December 5, 2005, Michael El-Hillow announced his resignation as Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (the “Company”), effective December 30, 2005.
The Company issued a press release to announce Mr. El-Hillow’s resignation. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

99.1	Press release dated December 5, 2005, by Advanced Energy Industries, Inc. announcing the resignation of Mr. El-Hillow
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.

Date: December 5, 2005	/s/ Michael El-Hillow

Michael El-Hillow, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 5, 2005, by Advanced Energy Industries, Inc., announcing the resignation of Mr. El-Hillow